UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): February 1, 2005

ASSURANCEAMERICA CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-06334	87-0281240
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

RiverEdge One

Suite 600

5500 Interstate North Parkway

Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 933-8911

(Registrant's telephone number, including area code)

N/A

(Former Name if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 25, 2005, the registrant issued a press release reporting certain financial results for the year ending December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Press Release

Atlanta based ASSURANCEAMERICA CORPORATION (OCT BB: ASAM.OB), announced that Robert J. Cormican, Senior Vice President & Chief Financial Officer has resigned his positions to join Crawford & Company (NYSE), as an executive officer in an operating role. His resignation is effective February 11, 2005. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 25, 2005, issued by Registrant
99.2	Press Release date February 1, 2005, issued by Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANCEAMERICA CORPORATION

Date: February 2, 2005	/s/ Robert J. Cormican

Robert J. Cormican

Senior Vice President and Chief Financial Officer